Registration No.

                                             EXHIBIT 16(17)(i)
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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                 FORM N-1

                        REGISTRATION STATEMENT  /x/

                                   under

                        THE SECURITIES ACT OF 1933

                     Pre-Effective Amendment No. /  /

                     Post-Effective Amendment No. /  /

                                    and

                        REGISTRATION STATEMENT /x/

                                   under

                    THE INVESTMENT COMPANY ACT OF 1940

                            Amendment No. /  /

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                       OPPENHEIMER A.I.M. FUND, INC.

            (Exact Name of Registrant as Specified in Charter)

                               Two Broadway
                            New York, NY 10004

                  (Address of principal executive office)

            Registrant's Telephone Number, Including Area Code:
                              (212) 668-5000

ALBERT D. JORDAN, ESQ.        ROBERT G. GALLI, ESQ.
Cole & Deitz                  Oppenheimer Management Corporation
40 Wall Street                Two Broadway
New York, New York 10005      New York, New York 10004

                 (Name and Address of Agents for Service)

       Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement, and thereafter from day to day.

     CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

     The Registrant elects to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. The amount of the Registration Fee is $500.
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     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file another amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), shall determine.


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